SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 _____________

FORM 8-K

 _____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 29, 2003

BioSpecifics Technologies Corp.

(Exact Name of Registrant Specified in Charter)

Delaware

0-19879

11-3054851

(State or Other Jurisdiction

(Commission File

(I.R.S. Employer

of Incorporation

Number

Identification No.)

35 Wilbur Street

Lynbrook, New York 11563

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (516) 593-7000

Item 5.     Other Events and Regulation FD Disclosure.

On July 29, 2003, BioSpecifics Technologies Corp. issued a press release announcing notification by the US Food and Drug Administration that its request to supplement its biologics license application for Collagenase to include major renovations to the manufacturing facility, utility systems, and process equipment at its Curacao, Netherlands Antilles location has been approved. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.

Description

99.1

Press  release dated July 29, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2003

By:  /s/ ALBERT HORCHER

Name: Albert Horcher

Title:   Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated July 29, 2003

4